UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 22, 2006

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  0-8328                                       84-0608431
         (Commission File Number)                            (I.R.S. Employer
                                                          Identification Number)

                                 (303) 665-5700
              (Registrant's Telephone Number, Including Area Code)

              5405 Spine Road, Boulder, Colorado                  80301
          (Address of Principal Executive Offices)              (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


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ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         On May 22, 2006, Dynamic Materials Corporation (the "Company") announced that Michel Nicolas, Michel Rieusset, Francois Schwartz and Bernard Zeller had resigned from the Company's Board of Directors effective immediately. Messrs. Nicolas, Rieusset, Schwartz and Zeller, who had represented SNPE, Inc. ("SNPE"), the Company's former majority stockholder, had previously indicated their intention to resign from the Board of Directors upon the completion of SNPE's sale of the Company's common stock.

         Dean Allen was appointed to replace Mr. Nicolas as the Chairman of the Board of Directors. Mr. Allen has served as an independent director of the Company since 1993. He is the past President of Parsons Europe, Middle East and South Africa. Previously, he was Vice President and General Manager of Raytheon Engineers and Constructors, Europe.

         Yvon Cariou was elected to serve as a member of the Board of Directors. Mr. Cariou has served as the Company's President and Chief Executive Officer since 2000. Prior to joining the Company, he provided consulting services to the oil industry. Previously, he was President and Chief Executive Officer of Astrocosmos Metallurgical Inc., which designs and fabricates process equipment for the chemical and pharmaceutical industries.

         The Company has also indicated that it currently expects to appoint an additional independent director prior to the next meeting of stockholders, which will be held in September or October of this year. The Company will reduce the number of directors to five from the previous seven.

         A copy of the Company's press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits.

       Exhibit 99.1  Press Release, dated May 22, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                DYNAMIC MATERIALS CORPORATION


                                By: /s/ Richard A. Santa
                                    --------------------
                                     Richard A. Santa
                                     Vice President and Chief Financial Officer



Dated:  May 22, 2006




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                                INDEX TO EXHIBITS

Number         Description
------         -----------

Exhibit 99.1   Press Release, dated May 22, 2006.